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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report  (date of earliest event reported):  September 9, 1999

                              Mastech Corporation
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   000-21755              25-1802235
(State or other jurisdiction          (Commission            (IRS Employer
     or incorporation)                File Number)       Identification Number)

1004 McKee Road, Oakdale, Pennsylvania                      15071
(Address of principal executive offices)                  (ZIP code)


Registrant's telephone number including area code: (412) 787-2100

Item 5.  Other Events
         ------------


     On September 9, 1999, the Company issued a press release revising its revenue and earnings estimates for the quarter ending September 30, 1999. A copy of this press release is attached as Exhibit 99.1

     On September 13, 1999 Mastech's Board of Directors authorized the repurchase of up to 3,000,000 shares or approximately 6% of Mastech's outstanding common stock. The Company intends to make purchases from time to time on the open market or through privately negotiated transactions. A copy of this press release is attached as Exhibit 99.2.

Item 7(c).  Exhibits
            --------

99.1 News release dated September 9, 1999 regarding revised revenue and earnings estimates.

99.2  News release dated September 13, 1999 announcing share repurchase program.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               MASTECH CORPORATION



Date:  September 29, 1999      By:    /s/  Jeffrey M. McCandless
                                   -----------------------------
                                    Vice President, Finance and
                                      Chief Financial Officer
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                                 Exhibit Index



Exhibit Number                Description
- --------------                -----------

99.1 News release dated September 9, 1999 regarding revised revenue and earnings estimates

99.2 News release dated September 13, 1999 announcing share repurchase program